UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06041


                      CENTRAL EUROPE AND RUSSIA FUND, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 PARK AVENUE, NEW YORK, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS



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                                 [LOGO OMITTED]


                             The Central Europe and
                               Russia Fund, Inc.

                                 Annual Report

                                October 31, 2005





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SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------
THE FUND

The Central Europe and Russia Fund, Inc. (the "Fund") is a nondiversified, actively-managed Closed-End Fund listed on the New York Stock Exchange with the symbol "CEE." The Fund seeks long term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-4436918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

--------------------------------------------------------------------------------

There are three Closed-End Funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

o    The  European   Equity  Fund,   Inc.--investing   primarily  in  equity  or
     equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

o The New Germany Fund, Inc.--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o The Central Europe and Russia Fund, Inc.--investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in those regions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks such as increased share price volatility, limited liquidity and lack of industry diversification.

     [LOGO OMITTED]                        The Central Europe and
                                               Russia Fund, Inc.



LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               November 29, 2005

Dear Shareholder,

     We are pleased to report that for the fiscal year ended October 31, 2005, The Central Europe and Russia Fund increased its net asset value per share by 48.74% in US dollar terms, while its share price rose by 80.71%. The Fund's benchmark^1 rose 37.81% during the same period. Overall, the Central European and Russian region outperformed developed markets again this year: for the same period, the Standard & Poor's (S&P) 500 Index rose 6.8%, and the Morgan Stanley Capital International (MSCI) Europe Index rose 21.5% in US dollar terms.

     Over the past year, The Central Europe and Russia Fund increased its exposure to Russian equities, which had underperformed in 2004. In part due to its heavy weighting in the energy sector, the Russian market recovered this year as oil prices reached an all-time high. Within the energy sector, stock selection was a key factor in performance. In particular, the Fund's strong overweight position in Transneft helped performance, and its cautious stance on underperforming stocks Mosenergo and Surgutneftegas further bolstered performance. One of the sectors in which performance has not met our expectations is telecoms. The Fund's position in MTS detracted from performance this year. The Fund continues to diversify its holdings in Russia by adding to its positions in consumerrelated stocks, which we believe will be an increasingly important sector in Russia. We believe that the Russian market will continue to be driven by oil prices, but also growing consumer demand and prospects in the banking sector will be key themes. Finally, politics will continue to be an important factor ahead of the 2008 presidential elections.

     Throughout the year, one of the Fund's key themes was the banking sector in Turkey. Financial companies Finansbank, Denizbank, Garanti Bank and Isbank (along with several other banks) were among the top 10 performers in the Turkish market during the period under review. The Fund's significant position in each of these companies contributed positively to performance. However, as in Russia, the Fund's exposure to the telecom sector in Turkey did not pay off. The Fund's position in Turkcell detracted from performance, as the share price was hindered by ownership issues. We continue to take a positive stance on investment opportunities in Turkey, based on our belief that the economic outlook and earnings prospects appear favorable, aided by falling finance costs and growing consumer demand. With loans and mortgages showing strong growth, the banking industry continues to be the prime beneficiary of the improving economic environment. Furthermore, banks can benefit from falling interest rates and forthcoming legislation, aimed at increasing access to mortgages for the middle class.

     After its strong performance last year, the Central Europe and Russia Fund moved to a more cautious stance on the CE-3 region this year. In particular, the Fund shifted some focus away from the Polish market during the fiscal fourth quarter, which ended October 31, 2005. Nonetheless, one of the strongest contributions to performance during the year came from the Polish real estate company Echo Investments. While the CE-3 markets continued to perform well in 2005, we believe that the risk of profit taking remains, especially given the rich valuations in some markets. (CE-3 refers to Czech Republic, Hungary, and Poland).

     The Central Europe and Russia Fund's discount to net asset value averaged 7.5% during the fiscal year ended October 31, 2005, compared with 12.6% for the same period last year.

Special Considerations

     The observations in this letter reflect our own opinions and are based on our own analysis, and others may have different opinions. Events may not transpire as we or they currently expect. Also, while economic events can influence broad market trends, political, monetary and other factors are also relevant to stock performance. In any event, investment results will depend on our success in identifying individual stocks, which are influenced by many factors beyond general economic matters. We cannot predict investment results or whether they will be successful.

   Sincerely,

   /s/Christian Strenger              /s/Vincent J. Esposito

   Christian Strenger                 Vincent J. Esposito
   Chairman                           President and Chief Executive Officer

--------------

The sources, opinions and forecasts expressed are as of November 29, 2005. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

^1 A custom blend of 45% in Central Europe (CECE-Index), 45% Russia (RTX-Index) and 10% in Turkey (ISE National 30).The CECE is a regional capitalizationweighted index including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange as well. The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange. The ISE National 30 is a capitalization-weighted index composed of National Market companies except investment trusts and will also be used for trading in the Derivatives Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
  For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit
                                www.ceefund.com
--------------------------------------------------------------------------------

FUND HISTORY AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.ceefund.com for the Fund's most recent performance.

TOTAL RETURNS:
                                  For the years ended October 31,
                       ----------------------------------------------------------------------------
                           2005          2004           2003        2002        2001
                           ----          ----           ----        ----        ----
Net Asset Value(a)        48.74%        35.20%(b)      44.88%      17.05%     (14.31)%
Market Value(a)           80.71%        18.73%         60.38%      23.43%      (7.79)%
Benchmark                 37.81%(1)     32.73%(2)      40.65%(3)   14.68%(4)  (20.40)%(5)

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b) Return excludes the effect of the $2.15 per share dilution associated with the Fund's rights offering.
--------------
(1) Represents an arithmetic composite consisting of 45% CECE*/45% RTX**/10% ISE National 30***.

(2) Represents an arithmetic composite consisting of 70% CECE/30% RTX for the 5 months ended 3/31/04 and 45% CECE/45% RTX/10% ISE National 30 for the seven months ended 10/31/04. The Fund changed its benchmark from 70% CECE/30% RTX to 45% CECE/45% RTX/10% ISE National 30 on April 1, 2004.

(3) Represents an arithmetic composite consisting of 85% CECE/15% RTX for the 9 months ended 7/31/03 and 70% CECE/30% RTX for the 3 months ended 10/31/03. The Fund changed its benchmark from 85% CECE/15% RTX to 70% CECE/30% RTX on August 1, 2003.

(4)  Represents the CECE Index.

(5) Represents an arithmetic composite consisting of a customized MSCI index for the 2 months ended 12/31/00 and the CECE Index for the 10 months ended 10/31/01. The customized MSCI index consists of 35% Germany, 20% Poland, 15% Hungary, 10% Czech Republic, 10% Russia and 10% Austria. The Fund changed its benchmark from a customized MSCI Index to the CECE Index on January 1, 2001.

* The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary and Poland and is published daily by the Vienna Stock Exchange as well.

** The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange.

*** The ISE National 30 is a capitalization-weighted index composed of National Market companies except investment trusts and will also be used for trading in the Derivatives Market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks including the loss of principal.

This Fund is not diversified and may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange.

The Fund will seek to comply with the German tax transparency rules for the fiscal year that ends on October 31, 2005 and therefore qualify as a transparent fund within the meaning of the German fund tax law (InvStG 2004).

--------------------------------------------------------------------------------

STATISTICS:

Net Assets .........................................................$431,974,592
Shares Outstanding ...................................................10,197,209
NAV Per Share ............................................................$42.36

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record        Payable                       Ordinary     LT Capital
Date          Date                          Income         Gains         Total
----          ----                          ------         -----         -----
12/22/04       12/31/04 . . .  . . . . .  .  $0.17            --          $0.17
12/22/03       12/31/03 . . .  . . . . .  .  $0.22            --          $0.22
11/19/01       11/29/01 . . .  . . . . .  .  $0.23            --          $0.23

OTHER INFORMATION:

NYSE Ticker Symbol .........................................................CEE
NASDAQ Symbol ............................................................XCEEX
Dividend Reinvestment Plan .................................................Yes
Voluntary Cash Purchase Program ............................................Yes
Annual Expense Ratio (10/31/05)* .........................................1.20%
--------------
* Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

10 LARGEST EQUITY HOLDINGS AS OF OCTOBER 31, 2005 (As a % of Portfolio's Market Value*)
--------------------------------------------------------------------------------------------------------------------------
1. Lukoil                                            11.1       6. Ceske Energeticke Zavody                         4.6
2. Surgutneftegaz                                     9.8       7. Tatneft                                          4.4
3. JSC MMC Norilsk Nickel                             7.9       8. Mol Magyar Olaj-ES Gazipari                      3.7
4. Polski Koncern Naftowy                             5.8       9. Telekomunikacja Polska                           3.6
5. Unified Energy System                              4.7      10. Bank Pekao                                       3.3

* Percentage (%) of market value refers to all securities in the portfolio, except cash and equivalents.

GEOGRAPHICAL REPRESENTATION OF HOLDINGS BY COUNTRY
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A MAP CHART HERE

MAP DATA:


Austria         2.9%
Cyprus          0.5%
Czech Republic  6.2%
Hungary         8.7%
Netherlands     2.4%
Poland          15.9%
Russia          50.5%
Turkey          12.9%


10 Largest Equity Holdings and Country Breakdown are subject to change and may not be indicative of future portfolio composition.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

Question: Over the past three years the Fund and its benchmark have posted annual NAV returns in excess of 30%. What factors have contributed to the recent strong performance of the Fund and emerging markets in general?

Answer: We are obviously pleased that the Fund has provided investors with such positive returns. Our stock selection process was a key factor in the Fund's performance. Emerging market equities have performed well in the past several years, despite challenges along the way, indicative of the volatility of emerging markets. The generally strong performance has been the result of a variety of factors, including the global growth environment, global emerging markets sentiment, equity valuations and, more recently, commodity prices. For many Eastern European countries, EU membership also played a part in the performance of the equity markets. With growth rates exceeding the developed markets, emerging markets became an increasingly attractive investment destination. It should be noted that the higher returns in these markets also reflect the higher risk associated with them, such as those involving political, economic, currency and regulatory matters. Other factors supported continued investment in emerging markets: For example, structural improvements in emerging markets led to upgrades from the major ratings agencies for the region. In 2005, the Fund's emphasis (50.5% at 10/31/05) on Russian investments was also timely, because Russia benefited from increases in commodity prices, particularly for energy. While mindful of the continuing risks, we remain cautiously optimistic about the markets in Eastern Europe and Russia.

Question: One of the Fund's holdings is Gazprom. Recently, there has been a lot of speculation regarding the removal of Gazprom's so-called ring fence. What does this mean, and what is its significance for investors?

Answer: The Gazprom "ring fence" refers to restrictions on foreign ownership of the company. The Russian Duma, or lower house of parliament, is currently reviewing legislation to remove this so-called ring fence. It is expected that this process will be completed by the end of 2005 or early 2006. The primary significance of this action is that it will increase Gazprom's free float, thereby increasing its weighting in the MSCI Emerging Markets Free Index, a major benchmark for institutional investors. This should generate demand for shares of Gazprom (or substitute Russian equities) as investors seek to reduce the underweight positions caused by the changes to the index, in order to neutralize their exposure to Russian equities.

Question:   Poland  recently  elected  a  new  government.   What  are  the  new
government's priorities? Will the investment climate change under the new government?

Answer: Ahead of this fall's parliamentary and presidential elections, Polish equities rallied on hopes that the elections would bring a new government with an aggressive reform program. The elections turned out to be closer than expected, with the more market-friendly Civic Platform party coming in second to the Law and Justice party. In addition, hopes for a coalition government between the two parties failed to materialize. Although the final outcome of the elections is less positive than investors had hoped, we expect that the new government may undertake more-aggressive reforms than the outgoing government. The new government has stated its intention to contain the budget deficit to 3% of gross domestic product (GDP) and increase economic growth by 5% next year through increased investment and better use of European Union (EU) funds. However, the new government plans to delay the euro adoption, and privatization of several key companies is less likely to occur under the Law and Justice-led government than would have occurred under a Civic Platform government. Nonetheless, Prime Minister Marcinkiewicz has stated that the new government's priorities include implementation of businessfriendly measures such as simplifying procedures for starting new businesses, targeting corruption and improving efficiency in the courts.

Question: Now that Turkey has begun negotiations with the EU, will the equity market in Turkey be driven by external factors such as developments in the EU, or are internal factors more important?

Answer: Negotiations between Turkey and the EU are expected to continue for a decade, and it is likely that there will be some areas of dispute as the negotiations progress. Given that support in Turkey for EU membership has waned recently and that there has been some discussion of the EU's ultimately extending an offer for a "privileged partnership" in lieu of full membership, we believe there is some scope for continued volatility in the Turkish market related to the EU accession process. However, we also believe that recent reforms have enhanced Turkey's fundamental attractiveness as an investment destination. In addition to macroeconomic reforms, the Turkish government has progressed with its privatization program, and foreign direct investment nearly doubled in the first three quarters of 2005 compared with the same period in 2004. The Turkish banking sector, in particular, has benefited from the improving economic environment, falling interest rates and a budding mortgage market. As a result, we expect consumer demand, foreign investment and further development of the financial sector to be key drivers of the Turkish equity market.

Sandra M. Schaufler, Chief Investment Officer of the Central Europe and Russia Fund, Inc.

November 29, 2005

DIRECTORS OF THE FUND
---------------------------------------------------------------------------------------------------------------------------

                                  Principal Occupation(s)
Name, Age                         During Past Five Years           Other Directorships Held by Director
---------                         ----------------------           ------------------------------------


Detlef Bierbaum, 63(1)(2)       Partner of Sal. Oppenheim Jr.      Director, The European Equity Fund, Inc. (since
   Class I                      & Cie KGaA (investment             1986). Member, Supervisory Board, Tertia
                                management).                       Handelsbeteiligungsgesellschaft mbH (electronic retai-
                                                                   lor). Member, Supervisory Board, Douglas AG (retail
                                                                   er). Member, Supervisory Board, LVM
                                                                   Landwirtschaftlicher Versicherungsverein (insurance).
                                                                   Member, Supervisory Board, Monega KAG. Member
                                                                   of Supervisory Board, AXA Investment Managers
                                                                   GmbH (Investment Company). Chairman of
                                                                   Supervisory Board, Oppenheim
                                                                   Kapitalanlagegesellsehaft mbH (investment company).
                                                                   Chairman of the Supervisory Board, Oppenheim Real
                                                                   Estate Investment GmbH. Member of the Supervisory
                                                                   Board, Cologne Reinsurance AG. Chairman of
                                                                   Administrative Board, Oppenheim Prumerica Asset
                                                                   Management S.a.r.l. (investment company). Member of
                                                                   Supervisory Board, Atradius N.V. (insurance compa
                                                                   ny). Member of the Supervisory Board of DWS
                                                                   Investment GmbH. Member of the Board of Quindee
                                                                   REIT, Toronto.

                                       6

DIRECTORS OF THE FUND (continued)
---------------------------------------------------------------------------------------------------------------------------

                                Principal Occupation(s)
Name, Age                       During Past Five Years             Other Directorships Held by Director
---------                       ----------------------             ------------------------------------

Dr. Kurt W Bock, 47(1)(4)       Member of the Board of             Director of The European Equity Fund, Inc. (since
    Class II                    Executive Directors and CFO,       2004). Member of the Supervisory Boards of
                                BASF Akriengesellschaft (since     Wintershall AG (since 2003) and Basell N.V. (since
                                2003); President, Logistics and    2003). Member of the Advisory Boards of WINGAS
                                Information Services, BASF         GmbH (since 2003), WIEH GmbH (since 2003),
                                Aktiengesellschaft (2000-2003);    Landesbank Baden- Wurttemberg (since 2003),
                                Chief Financial Officer, BASF      Initiative D21 (since 2003), DBW ("Die
                                Corporation (1998-2000);           Betriebswirtschaft") (since 2003), and Gesellschaft fur
                                Managing Director, Robert Bosch    Unternehmensplanung (IUP) (since 2004). Member of
                                Ltda. (1996-1998); Senior Vice     the Boards of BASFIN Corporation (since 2002),
                                President, Finance and             Deutsches Rechnungslegungs Standards Committee
                                Accounting, Robert Bosch GmbH      ("DRSC") (since 2003), Schmalenbachgesellschaft
                                (1994-1996); Senior Vice           (since 2004), and Jacob Gould Schurman Stiftung
                                President, Finance, Robert Bosch   (since 2004). Member of the Trustees of Arbeitskreis
                                GmbH (1992-1994); Head of          Evangelischer Unternehmer ("AEU") (since 2003).
                                Technology, Planning and           Member of the Advisory Council of Deutsche Bank
                                Controlling, Engineering           AG (since June 2004). Member of the Advisory Board
                                Plastics division, BASF            of Gebr. Rochling KG (since May 2004).
                                Aktiengesellschaft (1991-1992);
                                Executive Assistant to BASF's
                                Chief Financial Officer
                                (1987-1991).

John Bult, 69(1)(2)             Chairman, PaineWebber              Director, The European Equity Fund, Inc. (since 1986)
    Class II                    International (since 1985)         and The New Germany Fund, Inc. (since 1990). Director,
                                                                   The Greater China Fund, Inc. (closed end fund).

Ambassador                      Chairman, Diligence, Inc. LLC      Director, The European Equity Fund, Inc. (since 2000)
    Richard R. Burt, 58(1)(3)   (international information and     and The New Germany Fund, Inc. (since 2004), as
    Class I                     risk management firm) (since       well as other funds in the Fund Complex as indicated.
                                2002). Chairman, IEP Advisors,     Board Member, IGT, Inc. (gaming technology) (since
                                Inc. (information services firm)   1995). Board Member, Hollinger International (printing
                                (1998-2001). Chairman of the       and publishing) (since 1995). Board Member, HCL
                                Board, Weirton Steel Corp.         Technologies, Inc. (information technology and product
                                (1996-2004). Formerly, Partner,    engineering) (since 1999). Member, Textron
                                McKinsey & Company (consulting     Corporation International Advisory Council (aviation,
                                firm) (1991-1994). U.S.            automotive, industrial operations and finance) (since
                                Ambassador to the Federal          1996). Director, UBS-Paine Webber family of Mutual
                                Republic of Germany (1985-         Funds.
                                1989).


                                       7


DIRECTORS OF THE FUND (continued)
---------------------------------------------------------------------------------------------------------------------------

                                Principal Occupation(s)
Name, Age                       During Past Five Years             Other Directorships Held by Director
---------                       ----------------------             ------------------------------------

John H. Cannon, 63(1)           Consultant (since 2002); Vice      Director of The New Germany Fund, Inc. (since 1990)
    Class I                     President and Treasurer Venator    and The European Equity Fund, Inc. (since 2004).
                                Group/Footlocker Inc. (footwear
                                retailer) (until 2001).

Fred H. Langhammer, 61(1)       Chairman, Global Affairs, The      Director, The European Equity Fund, Inc. (since
    Class III                   Estee Lauder Companies Inc.        2003). Director, German-American Chamber of
                                (manufacturer and marketer of      Commerce, Inc. Co-Chairman, American Institute for
                                cosmetics) (since July 2004),      German Studies at Johns Hopkins University. Senior
                                Chief Executive Officer (since     Fellow, Foreign Policy Association. Director, The Walt
                                2000), President (1995-2004),      Disney Company (entertainment). Director, Sinsei
                                Chief Operating Officer (1985-     Bank.
                                1999), Managing Director, opera
                                tions in Germany (1982-1985),
                                President, operations in Japan
                                (1975-1982).

Christian H. Strenger, 62(1)(2) Non-executive Director (since      Director, The European Equity Fund, Inc. (since 1986)
    Class III                   1999) and Managing Director        and The New Germany Fund, Inc. (since 1990). Nonexecutive
                                (1991-1999) of DWS Investment      Director, Fraport AG (international airport
                                GmbH (investment management).      business). Non-executive Board Member of Hernes
                                                                   Focus Asset Management Europe Ltd..

Dr. Frank Tromel, 69            Deputy Chairman of the             Director, The European Equity Fund, Inc (since 2005)
    Class III                   Supervisory Board of DELTON        and The New Germany Fund, Inc (since 1990).
                                AG (strategic management holding
                                company operation in the
                                pharmaceutical, household products,
                                logistics and power supply
                                sectors) (since 2000). Member
                                (since 2000) and Vice-President
                                (since 2002) of the German
                                Accounting Standards Board;
                                Chairman of the Board of
                                Managing Directors of DELTON
                                AG (1990-1999); Chairman of
                                the Board of Managing Directors
                                of AL TANA AG (1987-1990)
                                (management holding company
                                for pharmaceutical and chemical
                                operation) and Member of the
                                Board (1977-1987).

                                       8


DIRECTORS OF THE FUND (continued)
---------------------------------------------------------------------------------------------------------------------------

                                Principal Occupation(s)
Name, Age                       During Past Five Years                          Other Directorships Held by Director
---------                       ----------------------                          ------------------------------------

Robert H. Wadsworth, 65(1)(3)   President, Robert H. Wadsworth Associates,      Director, The European Equity Fund, Inc.
    Class II                    Inc. (consulting firm) (May 1983-present).      (since 1986) and The New Germany
                                Formerly, President and Trustee, Trust for      Fund, Inc. (since 1992) as well as other
                                Investment Managers (registered investment      funds in the Fund Complex as indicated.
                                companies) (April 1999-June 2002). President,
                                Investment Company Administration, L.L.C.
                                (January 1992(5)-July 2001). President,
                                Treasurer and Director, First Fund Distributors,
                                Inc. (mutual fund distribution) (June 1990-
                                January 2002). Vice President, Professionally
                                Managed Portfolios (May 1991-January 2002)
                                and Advisors Series Trust (registered investment
                                companies) (October 1996-January 2002).

Werner Walbrol, 68(1)           President and Chief Executive Officer, The      Director, The European Equity Fund, Inc.
    Class III                   European American Chamber of Commerce,          (since 1986). Director, TUV Rheinland of
                                Inc. Senior Adviser, Baker McKenzie (law        North America, Inc. (independent testing
                                firm). Formerly, President and Chief Executive  and assessment services). President and
                                Officer, The German American Chamber of         Director, German-American Partnership
                                Commerce, Inc. (until 2003).                    Program (student exchange programs).
                                                                                Director, AXA Art Insurance Corporation
                                                                                (fine art and collectible insurer).

--------------
Each has served as a Director of the Fund since the Fund's inception in 1990 except for Ambassador Burt and Messr. Langhammer. Ambassador Burt was elected to the Board on June 30, 2000, Messr. Langhammer was elected to the Board on June 24, 2003 and Dr. Frank Tromel was elected to the Board on July 17, 2005. The term of office for Directors in Class I expires at the 2007 Annual Meeting, Class II expires at the 2008 Annual Meeting and Class III expires at the 2006 Annual Meeting. Each Director also serves as a Director of The European Equity Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.


(1) Indicates that Messrs. Bult, Burt, Cannon, Tromel, Walbrol, Wadsworth and Strenger each also serve as a Director of The European Equity Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas, Inc. acts as manager. Indicates that Messrs. Bierbaum, Bock and Langhammer each also serve as a Director of The European Equity Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(2) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which engages in brokerage with the Fund and other accounts managed by the investment advisor and manager; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities Inc., a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Werpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG and because of his ownership of Deutsche Bank AG shares.

(3) Indicates that Messrs. Burt and Wadsworth also serve as Directors/Trustees of the following open-end investment companies: Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Investments VIT Funds, Scudder MG Investments Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserves Fund, Inc. and Scudder RREEF Securities Trust. They also serve as Directors of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., closed-end investment companies. Mr. Wadsworth also serves as Director/Trustee of the following open-end investment companies: Scudder Blue Chip Fund, Scudder Equity Trust, Scudder High Income Series, Scudder State Tax-Free Income Series, Scudder Strategic Income Fund, Scudder Target Fund, Scudder Technology Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Value Series, Inc., Scudder Variable Series II, Cash Account Trust, Investors Cash Trust, Investors Municipal Cash Fund, Tax-Exempt California Money Market Fund and Scudder Money Funds. Mr. Wadsworth also serves as Director of Scudder High Income Trust, Scudder Multi-Market Income Trust, Scudder Municipal Income Trust, Scudder Strategic Income Trust, Scudder Strategic Municipal Income Trust, closed-end investment companies. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect wholly-owned subsidiary of Deutsche Bank AG.

(4) Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Dr. Bock's employer.

(5)  Inception date of corporation which was predecessor to the LLC.

OFFICERS OF THE FUND
--------------------------------------------------------------------------------

Name, Age                             Principal Occupations During Past Five Years
---------                             --------------------------------------------

Vincent J. Esposito, 49               Managing Director, Deutsche Asset Management (since 2003). Formerly, Managing
   President and                      Director and Head of Relationship Management, Putnam Investments (March
   Chief Executive Officer(1)         1999-2003) and Managing Director and National Sales Manager, Putnam
                                      Investments (March 1997-March 1999).

Paul Schubert, 42                     Managing Director, Deutsche Asset Management (since 2004); formerly, Executive
   Chief Financial Officer            Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at
   and Treasurer                      UBS Global Asset Management (1998-2004); Senior Vice President and Manager of
                                      Mutual Fund Finance, UBS Family of Funds (1994-1998).

Sandra M. Schaufler, 38               Director, Deutsche Asset Management (since 2004); Director of Equity Sales, HVB
   Chief Investment Officer           Capital Markets (2001- 2003); Portfolio Manager, Deutsche Asset Management
                                      (1997-2001).

Kathleen Sullivan D'Eramo, 48         Director, Deutsche Asset Management (2002 to present). Formerly Senior Vice
   Assistant Treasurer                President, Zurich Scudder Investments (2000-2002); Vice President, Zurich
                                      Scudder Investments and its predecessor companies (1995-2000).

Carole Coleman, 36                    Vice President and Secretary; Director, Deutsche Asset Management (since 2005);
   Secretary                          Associate General Counsel, Fred Alger & Company (2002-2005); Associate Attorney,
                                      Charpie & Associates (1995-2002).

--------------
Each also serves as an Officer of The European Equity Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(1) Since October 28, 2005.

SHARES REPURCHASED AND ISSUED
--------------------------------------------------------------------------------

     The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for div idend reinvestment for the past five years are as follows:

Fiscal year ended October 31,                 2005            2004            2003           2002               2001
                                              ----            ----            ----           ----               ----

Shares repurchased                             --             97,300         237,400          201,600         686,975
Shares issued for dividend reinvestment        --             37,769            --             96,643            --
Shares issued in rights offering               --            2,555,677          --               --              --


PRIVACY POLICY AND PRACTICES
--------------------------------------------------------------------------------

     We never sell customer lists or information about individual clients (stockholders). We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

     In the normal course of business, we may obtain information about stockholders whose shares are registered in their names. For purposes of these policies, "clients" means stockholders of the Fund. (We generally do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street" name," such as through brokers or banks.) Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information may be shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing the client's account with us. The organizations described above that receive client information may only use it for the purpose designated by the Fund.

     We may also disclose nonpublic personal information about clients to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm from such activity.

CERTIFICATIONS
--------------------------------------------------------------------------------

The Fund's chief executive officer has certified to the New York Stock Exchange that, as of July 19, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's chief executive officer and chief financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

PROXY VOTING
--------------------------------------------------------------------------------

     A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site -- www.ceefund.com or on the SEC's Web site -- www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005
--------------------------------------------------------------------------------



 SHARES                       DESCRIPTION                            VALUE
---------                     -----------                         ------------
INVESTMENTS IN RUSSIAN SECURITIES -- 50.1%
            COMMON STOCKS -- 47.2%
            COMMERCIAL BANKS -- 0.6%

    3,000   Sberbank .........................................    $  2,670,000
                                                                  ------------
            DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 0.6%
  200,000   Rostelecom (ADR)++................................       2,520,000
                                                                  ------------
            FOOD PRODUCTS -- 1.0%
   75,000   Lebedyansky*......................................       4,252,500
                                                                  ------------
            METALS & MINING -- 8.9%
  461,000   JSC MMC Norilsk Nickel (ADR)......................      33,883,500
  100,000   Mechel OAO (ADR)..................................       2,900,000
    3,500   Vyksa Metallurgical Plant*........................       1,575,000
                                                                  ------------
                                                                    38,358,500
                                                                  ------------
            MULTI UTILITIES -- 4.6%
  568,000   Unified Energy Systems (GDR)......................      20,107,200
                                                                  ------------
            OIL, GAS & CONSUMABLE
              FUELS -- 29.9%
  868,000   Lukoil (ADR)......................................      47,740,000
  240,000   OAO Gazprom (ADR).................................      14,184,000
   76,000   Siberian Oil Company
              America (ADR)++.................................       1,383,200
  890,000   Surgutneftegaz (ADR)++............................      41,830,000
  292,500   Tatneft (ADR).....................................      18,690,750
  430,000   Tyumen Oil Company................................       2,666,000
  500,000   Ufimskij Npz......................................         762,500
   52,000   Vostok Nafta Investment (SDR)*....................       1,825,696
                                                                  ------------
                                                                   129,082,146
                                                                  ------------
            WIRELESS TELECOMMUNICATION
              SERVICES -- 1.6%
  140,000   Mobile Telesystems (GDR)..........................       5,189,800
   45,500   Vimpel Communications (ADR)*......................       1,830,465
                                                                  ------------
                                                                     7,020,265
                                                                  ------------
              Total Common Stocks
              (cost $116,885,651)...........   204,010,611


 SHARES                       DESCRIPTION                            VALUE
---------                     -----------                         ------------
            WARRANTS -- 2.9%
            OIL, GAS & CONSUMABLE
              FUELS -- 2.9%
    7,750   Transneft Warrants
              (expire 4/18/06)*
              (Cost $6,771,010)...............................    $ 12,459,315
                                                                  ------------
              Total Investments in Russian
              Securities (cost $123,656,661)..................     216,469,926
                                                                  ------------

INVESTMENTS IN POLISH
    COMMON STOCKS -- 15.8%
            BUILDING PRODUCTS -- 0.7%
   85,095   Cersanit-Krasnystaw*..............................       3,112,228
                                                                  ------------
            COMMERCIAL BANKS -- 3.3%
   81,746   Bank Pekao........................................       3,879,254
   38,000   Bank Pekao (GDR)+.................................       1,827,800
  178,094   Bank Pekao (GDR)..................................       8,566,321
                                                                  ------------
                                                                    14,273,375
                                                                  ------------
            CONSTRUCTION &
              ENGINEERING -- 0.1%
   40,842   Budimex*..........................................         475,280
                                                                  ------------
            CONSTRUCTION
              MATERIALS -- 0.4%
  128,800   Opoczno*..........................................     1,635,111
                                                                  ------------
            DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 3.6%
1,670,207   Telekomunikacja Polska............................      12,015,151
  490,000   Telekomunikacja Polska (GDR)+.....................       3,503,500
                                                                  ------------
                                                                    15,518,651
                                                                  ------------
            INTERNET SOFTWARE &
              SERVICES -- 0.3%
   32,154   Prokom Software...................................       1,175,987
                                                                  ------------
            MEDIA -- 0.1%
   37,700   Tvn*..............................................         642,691
                                                                  ------------
            METAL & MINING -- 0.5%
  147,029   KGHM Polska Miedz.................................       2,066,512
                                                                  ------------


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)
--------------------------------------------------------------------------------


 SHARES                       DESCRIPTION                            VALUE
---------                     -----------                         ------------
            OIL, GAS & CONSUMABLE
              FUELS -- 5.8%
  736,102   Polski Koncern Naftowy............................    $ 13,060,448
  149,500   Polski Koncern Naftowy (GDR)......................       5,364,060
  180,000   Polski Koncern Naftowy (GDR)+.....................       6,458,400
                                                                  ------------
                                                                    24,882,908
                                                                  ------------
            REAL ESTATE -- 1.0%
  109,018   Echo Investment*..................................       4,374,362
                                                                  ------------
              Total Investments in Polish
              Common Stocks
              (cost $24,387,316)..............................      68,157,105
                                                                  ------------

INVESTMENTS IN HUNGARIAN
    COMMON STOCKS -- 8.6%
            CHEMICALS -- 0.5%
  193,000   Borsodchem........................................       2,035,182
                                                                  ------------
            COMMERCIAL BANKS -- 3.2%
  337,400   OTP Bank..........................................      12,080,612
   25,000   OTP Bank (GDR)....................................       1,800,000
                                                                  ------------
                                                                    13,880,612
                                                                  ------------
            OIL, GAS & CONSUMABLE
              FUELS -- 3.6%
  110,000   Mol Magyar Olaj-Es Gazipari.......................      10,123,185
   61,000   Mol Magyar Olaj-Es Gazipari
              (GDR)...........................................       5,627,250
                                                                  ------------
                                                                    15,750,435
                                                                  ------------
            PHARMACEUTICALS -- 1.3%
   30,000   Gedeon Richter....................................       4,889,038
    4,300   Gedeon Richter (GDR)..............................         700,900
                                                                  ------------
                                                                     5,589,938
                                                                  ------------
              Total Investments in Hungarian
              Common Stocks
              (cost $10,783,177)..............................      37,256,167
                                                                  ------------

INVESTMENTS IN CZECH REPUBLIC
    COMMON STOCKS -- 6.2%
            COMMERCIAL BANKS -- 1.1%
    4,500   Komercni Banka....................................         630,855
   89,996   Komercni Banka (GDR)..............................       4,196,513
                                                                  ------------
                                                                     4,827,368
                                                                  ------------
            MULTI UTILITIES -- 4.6%
  750,000   Ceske Energeticke Zavody..........................    19,716,105
                                                                  ------------


 SHARES                       DESCRIPTION                            VALUE
---------                     -----------                         ------------
            PHARMACEUTICALS -- 0.5%
   50,000   Zentiva*..........................................    $  2,202,465
                                        .                         ------------
              Total Investments in Czech
              Republic Common Stocks
              (cost $6,117,648)...............................    26,745,938
                                                                  ------------

INVESTMENTS IN TURKISH
    COMMON STOCKS -- 12.8%
            BUILDING PRODUCTS -- 0.4%
  518,568   Trakya Cam Sanayii................................       1,836,115
                                                                  ------------
            COMMERCIAL BANKS -- 0.9%
  316,420   Denizbank*........................................       1,769,608
  694,427   Finansbank*.......................................       2,108,999
                                                                  ------------
                                                                     3,878,607
                                                                  ------------
            DIVERSIFIED FINANCIAL
              SERVICES -- 8.5%
2,025,000   Akbank............................................      12,600,000
  400,000   Haci Omer Sabanci Holding.........................       1,866,667
2,166,356   Turkiye Garanti Bankasi*..........................       6,450,926
1,956,000   Turkiye Is Bankasi................................      13,547,111
  550,000   Yapi Ve Kredi Bankasi*............................       2,053,333
                                                                  ------------
                                                                    36,518,037
                                                                  ------------
            FOOD & STAPLES
              RETAILING -- 0.3%
   53,200   Bim Birlesik Magazalar*...........................       1,290,593
                                                                  ------------
            HOUSEHOLD DURABLES -- 0.5%
  600,000   Vestel Elektronik Sanayi*.........................       2,097,778
                                                                  ------------
            INDUSTRIAL
              CONGLOMERATES -- 0.3%
  600,000   Dogan Sirketler Grubu Holdings*...................       1,502,222
                                                                  ------------
            OIL, GAS & CONSUMABLE
              FUELS -- 0.8%
  200,000   Turpras Petrol Rafinerileri.......................       3,422,222
                                                                  ------------
            WIRELESS TELECOMMUNICATION
              SERVICES -- 1.1%
  875,998   Turkcell Iletisim Hizmetleri......................       4,607,103
                                                                  ------------
              Total Investments in Turkish
              Common Stocks
              (cost $33,831,534)..............................      55,152,677
                                                                  ------------


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)
--------------------------------------------------------------------------------


 SHARES                       DESCRIPTION                            VALUE
---------                     -----------                         ------------
INVESTMENTS IN AUSTRIAN
    COMMON STOCKS -- 2.8%
            COMMERCIAL BANKS -- 2.8%
   196,740  Erste Bank Der Oester Spark.......................    $ 10,232,557
    32,300  Raiffeisen International Bank
              Holding*........................................       2,032,187
                                                                  ------------
              Total Investments in Austrian
              Common Stocks
              (cost $6,612,046)...............................      12,264,744
                                                                  ------------

INVESTMENTS IN DUTCH
    COMMON STOCKS -- 2.4%
            BEVERAGES -- 0.5%
    73,000  Efes Breweries International
              (GDR)...........................................       2,308,990
                                                                  ------------
            FOOD & STAPLES
              RETAILING -- 1.9%
   419,700  Pyaterochka Holding (GDR).........................       8,226,120
                                                                  ------------
              Total Investments in Dutch
              Common Stocks
              (cost $7,717,505)...............................      10,535,110
                                                                  ------------


 SHARES                       DESCRIPTION                            VALUE
---------                     -----------                         ------------
INVESTMENTS IN CYPRUS
    COMMON STOCKS -- 0.5%
            OIL, GAS & CONSUMABLE
              FUELS -- 0.5%
   500,000  Urals Energy Public Co Ltd
              (Cost $2,311,119)...............................       2,257,643
                                                                  ------------
            Total Investments in
              Common Stocks and Warrants -- 99.2%
              (cost $215,447,006).............................     428,839,310
                                                                  ------------

SECURITIES LENDING COLLATERAL -- 9.7%
41,775,850  Scudder Daily Assets Fund
              Institutional, 9.7%+++
              (cost $41,775,850)..............................    $ 41,775,850
                                                                  ------------
            Total Investments -- 108.9%
              (cost $257,192,856).............................    $470,615,160
            Liabilities in excess of cash and
              other assets -- (8.9)%..........................     (38,640,568)
                                                                  ------------

            NET ASSETS -- 100.0%..............................    $431,974,592
                                                                  ------------











----------
*   Non-income producing security.
+   144A - Restricted to resale to institutional investors only.
++ All or a portion of these securities were on loan. The value of all securities loaned at October 31, 2005 amounted to $40,575,825, which is 9.4% of the net assets.
+++ Represents collateral held in connection with securities lending. Scudder
    Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
    ADR -- American Depository Receipt
    GDR -- Global Depository Receipt
    SDR -- Swedish Depository Receipt


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2005
--------------------------------------------------------------------------------

ASSETS

Investments, at value, (cost $215,417,006) -- including $40,575,825 of securities loaned ..............     $428,839,310

Investment in Scudder Daily Assets Fund Institutional
(cost $41,775,850)* ...................................................................................       41,775,850

Cash and foreign currency (cost $3,047,710) ...........................................................        3,048,315

Dividend receivable ...................................................................................          605,978

Foreign withholding tax refund receivable .............................................................           51,131

Interest receivable ...................................................................................              868

Other assets...........................................................................................           30,946
                                                                                                          ---------------
   Total assets
                                                                                                          474,352,398
                                                                                                          ---------------
LIABILITIES

Payable upon return of securities loaned ..............................................................       41,775,850

Management fee payable ................................................................................          213,319

Investment advisory fee payable .......................................................................          101,596

Payable for Directors' fees and expenses ..............................................................           17,303

Accrued expenses and accounts payable..................................................................          269,738
                                                                                                          ---------------
   Total liabilities
                                                                                                              42,377,806
                                                                                                          ---------------

NET ASSETS.............................................................................................     $431,974,592
                                                                                                            =============

Net assets consist of:

Paid-in capital, $.001 par (Authorized 80,000,000 shares) .............................................     $276,359,988

Cost of 5,864,443 shares held in treasury .............................................................     (87,265,513)

Undistributed net investment income ...................................................................        1,781,720

Accumulated net realized gain on investments and foreign
currency transactions .................................................................................       27,670,035

Net unrealized appreciation on investments and foreign currency related transactions...................      213,428,362
                                                                                                          ---------------
Net assets.............................................................................................     $431,974,592
                                                                                                            =============
Net asset value per share ($431,974,592 / 10,197,209 shares of common stock issued and outstanding)....           $42.36
                                                                                                                  =======


--------------
*Represents collateral on securities loaned.





    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          FOR THE
                                                                                                                        YEAR ENDED
                                                                                                                    OCTOBER 31, 2005
                                                                                                                    ----------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $850,273) ......................................................   $   6,812,997
   Interest ......................................................................................................          22,617
   Securities lending, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates ....         110,819
                                                                                                                     -------------
Total investment income ..........................................................................................       6,946,433
                                                                                                                     -------------
Expenses
   Management fee ................................................................................................       2,046,762
   Investment advisory fee .......................................................................................         985,229
   Custodian and Transfer Agent's fees and expenses ..............................................................         454,183
   Reports to shareholders .......................................................................................         148,255
   Directors' fees and expenses ..................................................................................         113,065
   Legal fee .....................................................................................................         308,695
   Audit fee .....................................................................................................          94,760
   NYSE Listing Fee ..............................................................................................          20,490
   Insurance .....................................................................................................          24,375
   Miscellaneous .................................................................................................          35,927
                                                                                                                     -------------
   Total expenses before custody credits* ........................................................................       4,231,741
   Less: custody credits .........................................................................................         (31,064)
                                                                                                                     -------------
   Net expenses ..................................................................................................       4,200,677
                                                                                                                     -------------
Net investment income ............................................................................................       2,745,756
                                                                                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments ...................................................................................................      31,314,982
   Foreign currency transactions .................................................................................        (198,744)
Net unrealized appreciation (depreciation) during the period on:
   Investments ...................................................................................................     107,778,042
   Translation of other assets and liabilities from foreign currency .............................................          (9,119)
                                                                                                                     -------------
Net gain on investments and foreign currency transactions ........................................................     138,885,161
                                                                                                                     -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................................................   $ 141,630,917
                                                                                                                     =============

----------
*The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     FOR THE            FOR THE
                                                                                                    YEAR ENDED         YEAR ENDED
                                                                                                 OCTOBER 31, 2005   OCTOBER 31, 2004
                                                                                                 ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income .......................................................................    $  2,745,756      $  1,893,573
   Net realized gain (loss) on:
     Investments ...............................................................................      31,314,982        18,650,557
     Foreign currency transactions .............................................................        (198,744)         (616,364)
   Net unrealized appreciation (depreciation) on:
     Investment transactions during the period .................................................     107,778,042        46,577,877
     Translation of other assets and liabilities from foreign currency .........................          (9,119)           34,895
                                                                                                    ------------      ------------
   Net increase in net assets resulting from operations ........................................     141,630,917        66,540,538
                                                                                                    ------------      ------------
Distributions to shareholders from:
   Net investment income (a) ...................................................................      (1,733,526)       (1,676,612)
                                                                                                    ------------      ------------
Capital share transactions:
   Net proceeds from rights offering of Fund shares (0 and 2,555,677 shares, respectively) .....              --        50,654,581
   Net proceeds from reinvestment of dividends (0 and 37,769 shares, respectively) .............              --           867,169
   Cost of shares repurchased (0 and 97,300 shares, respectively) ..............................              --        (2,074,803)
                                                                                                    ------------      ------------
   Net increase (decrease) in net assets from capital share transactions .......................              --        49,446,947
                                                                                                    ------------      ------------
Total increase in net assets ...................................................................     139,897,391       114,310,873

NET ASSETS
Beginning of period ............................................................................     292,077,201       177,766,328
                                                                                                    ------------      ------------
End of period (including undistributed net investment income of $1,781,720 and
   $968,234, as of October 31, 2005 and October 31, 2004, respectively) ........................    $431,974,592      $292,077,201
                                                                                                    ============      ============

----------
(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of Ordinary Income.


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2005
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Central Europe and Russia Fund, Inc. is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the "Margin Percentage" of the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned securities, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency are translated into United States dollars at the 11:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2005 (unaudited) (continued)
--------------------------------------------------------------------------------

differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

At  October  31,  2005,  the  Fund's   components  of   distributable   earnings
(accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income* ................$  5,533,934
Undistributed net long-term capital gains .....$ 25,563,226
Capital loss carryforward .....................$         --
Net unrealized appreciation ...................$211,776,898

*For tax purposes short-term capital gains are considered ordinary income.

During the year ended October 31, 2005, the Fund reclassified permanent book and tax differences as follows:

                                                   Increase
                                                 (decrease)
                                              -------------
Undistributed net investment income............$   (198,744)
Undistributed net realized gain/loss on
  investments and foreign currency
  transaction..................................     198,744
Paid-in capital ...............................          --

NOTE 2. MANAGEMENT AND INVESTMENT
          ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager.") The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser.") The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the period ended October 31, 2005, the fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annual effective rate of .86% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3.TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than shortterm investments, for the year ended October 31, 2005 were $106,076,536 and $105,706,792, respectively.

The cost of investments at October 31, 2005 was $217,062,412 for United States Federal income tax purposes. Accordingly, as of October 31, 2005, net unrealized appreciation of investments aggregated $211,776,898, of which $213,731,297 and $1,954,399 related to unrealized appreciation and depreciation, respectively.

The Fund utilized $3,492,000 of prior year capital loss carryforwards.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the year ended October 31, 2004, the Fund purchased 97,300 of its shares of common stock in the open market at a total cost of $2,074,803. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 9.35%. These shares are held in treasury. The Fund had no capital stock repurchase activity for the period ended October 31, 2005.

NOTE 7. RIGHTS OFFERING

On November 10, 2005, the Fund filed with the Securities and Exchange Commission a preliminary registration statement for a rights offering to the Fund's shareholders. The rights offering will commence only upon further approval by the Fund's Board of Directors and remains subject to market conditions.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                                    FOR THE YEARS ENDED OCTOBER 31,
                                                     -------------------------------------------------------------
                                                       2005        2004        2003          2002          2001
                                                     --------    --------     --------      --------      --------
Per share operating performance:
Net asset value:
Beginning of period ..............................   $  28.64    $  23.08     $  15.93      $  13.83      $  16.14
                                                     --------    --------     --------      --------      --------
Net investment income (loss)......................        .27         .20          .21          (.07)          .10
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .      13.62        7.97         6.86          2.37         (2.70)
                                                     --------    --------     --------      --------      --------
Increase (decrease) from investment operations ...      13.89        8.17         7.07          2.30         (2.60)
                                                     --------    --------     --------      --------      --------
Increase resulting from share repurchases ........         --          02          .08           .06           .29
                                                     --------    --------     --------      --------      --------
Distributions from net investment income .........       (.17)       (.22)          --          (.10)           --
Distributions from net realized
   foreign currency gains ........................         --          --           --          (.13)           --
                                                     --------    --------     --------      --------      --------
Total distributions+ .............................       (.17)       (.22)          --          (.23)           --
                                                     --------    --------     --------      --------      --------
Dilution from rights offering ....................         --       (2.15)          --            --            --
                                                     --------    --------     --------      --------      --------
Dealer manager fees and offering costs ...........         --       (0.25)          --            --            --
                                                     --------    --------     --------      --------      --------
Dilution in NAV from dividend reinvestment........         --        (.01)          --          (.03)           --
                                                     --------    --------     --------      --------      --------
Net asset value:
   End of period..................................   $  42.36    $  28.64     $  23.08      $  15.93      $  13.83
                                                     ========    ========     ========      ========      ========
Market value
  End of period...................................   $  44.89    $  24.99     $  21.25      $  13.25      $  10.95
                                                     ========    ========     ========      ========      ========
Total investment return for the period:++
Based upon market value...........................      80.71%      18.73%       60.38%        23.43%        (7.79)%
Based upon net asset value........................      48.74%      35.20%*      44.88%        17.05%       (14.31)%
Ratio to average net assets:
  Total expenses before custody credits**.........       1.20%       1.27%        1.51%         1.55%         1.66%
  Net investment income (loss)....................        .78%        .81%        1.00%         (.44)%         .63%
Portfolio turnover ...............................      30.16%      45.29%       43.88%        57.77%        57.83%
Net assets at end of period (000's)...............   $431,975    $292,027     $177,766      $126,467      $111,213

   +  For U.S. tax purposes, total distributions consisted of:
        Ordinary income                                $(0.17)     $(0.22)          --        $(0.23)           --
   ++ Total investment return based on market value is calculated  assuming that shares of the Fund's common stock were  purchased at the closing  market price as of the beginning of the year,  dividends,  capital gains and other  distributions were reinvested as provided for in the Fund's dividend  reinvestment plan and then sold at the closing  market  price per share on the last day of the year.  The  computation  does not reflect any sales  commission  investors  may incur in purchasing or selling  shares of the Fund.  The total  investment return  based on the net asset  value is  similarly  computed  except  that the  Fund's  net asset  value is substituted for the closing market value.
   *  Return excludes the effect of the $2.15 per share dilution associated with the Fund's rights offering.
   ** The custody credits are attributable to interest earned on U.S. cash balances.  The ratios of total expenses after custody credits to average net assets are 1.19%,  1.26%,  1.50%, 1.54% and 1.62% for 2005, 2004, 2003,
      2002 and 2001, respectively.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Central Europe and Russia Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central Europe and Russia Fund, Inc. (the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
December 9, 2005

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited)
--------------------------------------------------------------------------------

     The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P. O. Box 9130, Boston, Massachusetts 02117 (telephone 1-800-437-6269). A shareholder should read the Plan brochure carefully before enrolling in the Plan.

     Under the Plan, participating shareholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Plan Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

     Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan
Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Plan Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

     Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

     The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

     For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited)(continued)
--------------------------------------------------------------------------------

     The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

     The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders my join the Plan by either enrolling their shares with the Plan Agent or by making an initial cash deposit of at least $250 with the Plan Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Plan Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Plan Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

     If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's written authorization, provided such authorization is received by the Plan Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

     If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

     A shareholder's written authorization and cash payment must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited)(continued)
--------------------------------------------------------------------------------

     Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

     The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

     Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
REPORT OF SHAREHOLDERS' MEETING (unaudited)
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of The Central Europe and Russia Fund, Inc. was held on June 21, 2005. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):


1. To elect three Directors to serve for a term of three years until their successors are elected and qualify.

                                                  Number of Votes
                                                -------------------
                                     For                              Withheld
                                   -------                          ------------
Dr. Kurt W. Bock                   7,603,698                          733,934
John A. Bult                       7,618,888                          718,743
Robert H. Wadsworth                7,620,871                          716,760

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending October 31, 2005.

                                                  Number of Votes
                                                -------------------
                                     For            Against           Withheld
                                   -------        ----------        ----------
                                   8,180,260        148,716             8,656


2005 U.S. TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

   The Fund paid foreign taxes of $850,273 and earned $3,874,965 of foreign source income year during the year ended October 31, 2005. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.08 per share as foreign taxes paid and $.38 per share as income earned from foreign sources for the year ended October 31, 2005.

   For Federal income tax purposes, the Fund designates $8,400,000, or the maximum amount allowable under tax law, as qualified dividend income.

   Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $29,000,000 as capital gain dividends for its year ended October 31, 2005, of which 100% represents 15% rate gains.

INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
APPROVAL
--------------------------------------------------------------------------------

The Fund's directors unanimously approved the continuance of the management agreement between the Fund and Deutsche Investment Management Americas, Inc. ("DIMA") and the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH ("DeAMI") (together called the "agreements") at a meeting held on July 17, 2005.

In preparation for the meeting, the directors had requested and evaluated extensive materials from DIMA and DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the agreements with management and with experienced counsel who are independent of DIMA and DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session with counsel at which no representatives of DIMA or DeAMI were present. In reaching their determination relating to continuance of the agreements, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund's performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment and administrative services rendered by DIMA and DeAMI;

3. payments received by DIMA and DeAMI from all sources in respect to the Fund and all investment companies in the Deutsche/Scudder family of funds;

4. the costs borne by, and profitability of, DIMA and Investment Adviser and their affiliates in providing services to the Fund and to all investment companies in the Deutsche/Scudder family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DIMA's and DeAMI's policies and practices regarding allocation of the Fund's portfolio transactions, including the extent, if any, to which DIMA and DeAMI benefit from soft dollar arrangements;

8. the Fund's portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9. fall-out benefits which DIMA, DeAMI and their affiliates receive from their relationships with the Fund;

10. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of DIMA and DeAMI; and

11. the terms of the agreements.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to the Fund gained from their experience as directors of The European Equity Fund and, where relevant, The New Germany Fund and other Deutsche/Scudder funds, their confidence in DIMA's and DeAMI's integrity and competence gained from that experience and DIMA's and DeAMI's responsiveness to concerns raised by them in the past, including DIMA's and DeAMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In  their   deliberations,   the  directors  did  not  identify  any  particular
information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DIMA, as provided in the management agreement, and between the Fund and DeAMI, as provided in the investment advisory agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the agreements (including their determinations that DIMA and DeAMI should continue in those roles for the Fund, and that the fees payable to DIMA and DeAMI pursuant to the agreements are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by DIMA and DeAMI

The directors noted that, under the management agreement, DIMA acts as our corporate manager and administrator and, subject to the supervision of our board of directors and pursuant to recommendations made by DeAMI, determines suitable securities for investment by the Fund. Under the investment advisory agreement, DeAMI, in accordance with the Fund's investment objectives, policies and limitations, makes recommendations with respect to the Fund's investments and, upon instructions given by DIMA as to

INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
APPROVAL (continued)
--------------------------------------------------------------------------------

suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on the Fund's behalf. Under the management agreement, DIMA also handles the Fund's relationships with shareholders, is responsible for compliance with regulatory and NYSE listing requirements, negotiates arrangements with third party service providers, provides Fund directors with relevant reports, prepares the Fund's tax returns and SEC and shareholder reports, calculates dividends and net asset value, oversees payment of the Fund's expenses and maintains books and records. DIMA also provides the Fund with such office facilities and executive and other personnel adequate to perform its services. DIMA pays all of the compensation of our directors and officers who are interested persons of DIMA.

The directors considered the scope and quality of services provided by DIMA and DeAMI under the agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DIMA is responsible for maintaining and monitoring its own and the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of DIMA and DeAMI and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including DIMA's role in coordinating the activities of the Fund's other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreements.

Costs of Services Provided and Profitability to DIMA and
DeAMI

At the request of the directors, DIMA provided information concerning profitability of DIMA's and DeAMI's respective investment advisory and investment company activities and their financial condition based on historical information for 2003 and 2004. The directors reviewed with DIMA assumptions and methods of allocation used by DIMA and DeAMI in preparing Fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by an organization such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits, on DIMA's and DeAMI's expenses, including any affiliated brokerage commissions.

The directors noted that during 2003 DIMA and DeAMI revised their soft dollar practices to discontinue using soft dollars to receive third party research from brokers that execute purchases and sales of securities for us, and formalized this change in their policies in 2004. DIMA and DeAMI may continue to allocate brokerage to receive research generated by executing brokers and to receive other information services. The directors also noted that in 2004 DIMA and DeAMI revised their policies to prohibit consideration of the sale of shares of Deutsche/Scudder funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche/Scudder funds.

The directors recognized that DIMA and DeAMI should, in the abstract, each be entitled to earn a reasonable level of profits for the services it provides to us and, based on their review, concluded that DIMA's and DeAMI's levels of profitability from its relationship with the Fund were not excessive.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year. The directors reviewed information showing the Fund's performance compared to that of other European Closed End Funds compiled by Lipper, plus three other equity oriented closed end country funds managed by affiliates of DIMA and DeAMI (a total of 12 funds, including us). The directors also reviewed information showing performance of the Fund's benchmark index, currently a blend of 45% CECE index of 26 Central European stocks, 45% RTX index of 8 Russian stocks and 10% ISE 30 index of 30 Turkish stocks.

INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)
--------------------------------------------------------------------------------

The comparative information showed that the Fund ranked in the top half for the one-, three-, five- and 10-year periods ended March 31, 2005. The Fund's results were significantly positive in absolute terms, and exceeded our benchmark in 2003 and 2004. The Fund exceeded its benchmark in two of the five years 1998-2002. (Comparisons prior to 1998 are not meaningful because until then the Fund had a purely German focus.) The Fund also exceeded its benchmark in each of the first two quarters of 2005. Taking into account these comparisons and the other factors considered, including the excellent performance since the Fund increased emphasis on Russian investments that began in mid-2003, the directors concluded that the Fund's investment results over time were satisfactory.

Management and Investment Advisory Fees and Other
Expenses

The directors considered the management and investment advisory fee rates paid by us to DIMA and DeAMI. The directors recognized that it is difficult to make comparisons of management and advisory fees because there are variations in the services that are included in the fees paid by other funds. The Fund's peer group consisted of the 12 closed end country funds described above in "Investment Results." The information showed that the Fund's current effective management fee rate of 0.884% was the lowest in the peer group and significantly below the average and the median for the peer group. The directors noted that the Fund's effective fee rate reflects the effect of breakpoints.

The directors also considered the Fund's total expense ratio in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on DIMA's provision of services, as DIMA is responsible for coordinating services provided to the Fund by others.

The directors also noted that the Fund's expense ratio was the third lowest of the peer group. DIMA explained that this difference was principally the result of our relatively low management and investment advisory fee and the Fund's relatively large asset base. The directors concluded that the Fund's expense ratio was highly satisfactory.

Economies of Scale

The directors noted that the Fund's management fee and investment advisory schedules do contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DIMA and DeAMI to share their economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DIMA and DeAMI as assets increase, largely because economies of scale are realized (if at all) by DIMA and DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements were acceptable under the Fund's circumstances.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

EXECUTIVE OFFICES
345 Park Avenue, New York, NY 10154

MANAGER
Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company

LEGAL COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM
PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER
Chairman and Director

DETLEF BIERBAUM
Director

DR. KURT W. BOCK
Director

JOHN A. BULT
Director

RICHARD R. BURT
Director

JOHN H. CANNON
Director

FRED H. LANGHAMMER
Director

DR. FRANK TROMEL
Director

ROBERT H. WADSWORTH
Director

WERNER WALBROL Director

VINCENT J. ESPOSITO
President and Chief Executive Officer

PAUL H. SCHUBERT
Chief Financial Officer and Treasurer

SANDRA M. SCHAUFLER
Chief Investment Officer

DANIEL O. HIRSCH
Chief Legal Officer

PHILIP GALLO
Chief Compliance Officer

KATHLEEN SULLIVAN D'ERAMO
AssistantTreasurer

CAROLE COLEMAN
Secretary

HONORARY DIRECTOR
OTTO WOLFF von AMERONGEN



--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company

                              Shareholder Services

                              P.O. Box 642, OPS 22

                              Boston, MA 02117-0642

                               Tel. 1-800-437-6269
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This report, including the financial statements herein, is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE, RTX and ISE National 30 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

                                      CEE
                                     LISTED
                                  NYSE [LOGO]

                 Copies of this report, monthly fact sheets and
                      other information are available at:
                                www.ceefund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.



ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Central Europe and Russia Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.


ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.


The Fund's Board of Directors has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. Robert H Wadsworth and John H. Cannon. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability that those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee of board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP ("PWC"), the Fund's independent registered public accounting firm, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

  Services that the Fund's Independent Registered Public Accounting Firm Billed
                                   to the Fund

--------------------------------------------------------------------------------
Fiscal Year   Audit Fees     Audit-Related        Tax Fees        All Other
   Ended        Billed        Fees Billed        Billed to      Fees Billed
October 31,    to Fund          to Fund             Fund           to Fund
--------------------------------------------------------------------------------
2005           $91,500           $225             $6,700             $0
--------------------------------------------------------------------------------
2004           $66,500           $185             $6,700             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.


  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.


--------------------------------------------------------------------------------
                Audit-Related                                 All
                Fees Billed to   Tax Fees Billed to    Other Fees Billed
Fiscal Year      Adviser and         Adviser and         to Adviser and
   Ended       Affiliated Fund     Affiliated Fund      Affiliated Fund
October 31,  Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2005             $309,400              $197,605               $0
--------------------------------------------------------------------------------
2004             $453,907                 $0                  $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed-upon procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.


--------------------------------------------------------------------------------
                                 Total
                               Non-Audit
                              Fees billed
                               to Adviser
                             and Affiliated
                              Fund Service        Total
                                Providers     Non-Audit Fees
                              (engagements       billed to
                                 related         Adviser
                               directly to     and Affiliated
                              the operations   Fund Service
                  Total        and financial     Providers
              Non-Audit Fees    reporting        (all other
Fiscal Year   Billed to Fund   of the Fund)      engagements)  Total of (A), (B)
   Ended
October 31,       (A)            (B)                (C)            and (C)
--------------------------------------------------------------------------------
2005            $6,700       $197,605            $104,635         $308,940
--------------------------------------------------------------------------------
2004            $6,700          $0              $1,153,767       $1,160,467
--------------------------------------------------------------------------------


All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE LIST OF REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3 (a) (58) (A) of the Securities Exchange Act of 1934, as amended. The registrants audit committee consists of Frank Tromel, Richard Burt, John Cannon, Robert Wadsworth and Werner Walbrol (Chairman).

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the

Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the advisor's general position on various proposals, such as:

         o Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

         o Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

         o Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

         o Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.


ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
                COMPANIES.

                Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS


-------------------------------------------------------------------------------
                                  (a)                 (b)
                                  Total Number of     Average Price Paid
Period                            Shares Purchased*   per Share

-------------------------------------------------------------------------------

November 1 through November 30              0                0.00
December 1 through December 31              0                0.00
January 1 through January 31                0                0.00
February 1 through February 29              0                0.00
March through March 31                      0                0.00
April 1 through April 30                    0                0.00
May 1 through May 31                        0                0.00
June 1 through June 30                      0                0.00
July 1 through July 31                      0                0.00
August 1 through August 31                  0                0.00
September 1 through September 30            0                0.00
October 1 through October 31                0                0.00
-------------------------------------------------------------------------------
Total                                       0                0.00
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 (c)                    (d)
                                 Total Number of
Period                           Shares Purchased as    Maximum Number of
                                 Part of Publicly       Shares that May Yet Be
                                 Announced              Purchased Under the
                                 Plans or Programs      Plans or Programs
--------------------------------------------------------------------------------

November 1 through November 30             n/a                  n/a
December 1 through December 31             n/a                  n/a
January 1 through January 31               n/a                  n/a
February 1 through February 29             n/a                  n/a
March through March 31                     n/a                  n/a
April 1 through April 30                   n/a                  n/a
May 1 through May 31                       n/a                  n/a
June 1 through June 30                     n/a                  n/a
July 1 through July 31                     n/a                  n/a
August 1 through August 31                 n/a                  n/a
September 1 through September 30           n/a                  n/a
October 1 through October 31               n/a                  n/a
--------------------------------------------------------------------------------
Total                                      n/a                  n/a
--------------------------------------------------------------------------------

ITEM 10.        SUBMISSION OF MATTERS OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as
         Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Central Europe and Russia Fund, a series
                                    of Central Europe & Russia Fund, Inc.


By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 15, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         The Central Europe and Russia Fund, a series
                                    of Central Europe & Russia Fund, Inc.


By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 15, 2005



By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               December 15, 2005